Exhibit 4.2
[Founders’ Common Stock Legend
THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS, OR AN EXEMPTION FROM REGISTRATION THEREFROM.
THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS SET FORTH IN (I) THE LETTER AGREEMENT DATED AS OF                     , 2007, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE HOLDER, THE COMPANY, LAZARD CAPITAL MARKETS LLC, AND MORGAN STANLEY & CO. INCORPORATED, AND (II) THE STOCK ESCROW AGREEMENT DATED AS OF                     , 2007, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE HOLDER, THE COMPANY AND OTHER FOUNDERS OF THE COMPANY, AND THE TRANSFER AGENT. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.]
SPECIMEN COMMON STOCK CERTIFICATE

NUMBER	SHARES
C	CUSIP

SEE REVERSE FOR CERTAIN
DEFINITIONS
ATLAS ACQUISITION HOLDINGS CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
$0.001 EACH OF THE COMMON STOCK OF
ATLAS ACQUISITION HOLDINGS CORP.
transferable on the books of Atlas Acquisition Holdings Corp. (the “Company”) in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

By:

	James N. Hauslein, Chief Executive Officer	Gaurav V. Burman, Secretary

Countersigned and Registered:

By:

	American Stock Transfer & Trust Company	Registrar
CORPORATE SEAL
2007
DELAWARE

     The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Common Stock (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —			Custodian
		(Cust)	(Minor)

under Uniform Gifts to Minors
Act

(State)
Additional abbreviations may also be used though not in the above list.
     For value received,                                                              hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Company and will full power of substitution in the premises.

Dated

(SIGNATURE)

	NOTICE	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).
The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company’s liquidation or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.

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